BEXIL(R)
CORPORATION



SEMI-ANNUAL REPORT
June 30, 2001

                                                        American Stock
                                                        Exchange Symbol:
                                                        BXL
11 Hanover Square
New York, NY 10005

Tel (212) 797-7625
Fax (212) 785-0400

www.bexil.com

                       [LETTERHEAD OF BEXIL CORPORATION]


                                                                   July 24, 2001

Fellow Shareholders:

     We are pleased to submit this Semi-Annual Report for the six months ending June 30, 2001 and to welcome our new shareholders who have made their investment since our last Report. The Company's investment objective has been to provide stockholders with an attractive rate of total return from capital appreciation and income. In seeking this objective, the Company invests at least 50% of the value of its total assets in U.S. government securities, obligations of U.S. government agencies or instrumentalities, and money market instruments, with the remainder of its total assets invested primarily in equities and other securities. The Company may also employ leverage, transactions in futures, and options on futures. At June 30, 2001, approximately 69% of the Company's assets were invested in government securities and 31% in equity and other securities.

                    Intention to Operate Businesses Directly

     As discussed in our previous Report, approval was received to change the nature of the Company's business so as to cease to be an investment company and to amend the Company's fundamental investment restriction regarding concentration so that the Company may invest more than 25% of the value of its total assets in the securities of issuers in the technology, manufacturing and/or services industries. Accordingly, the Company now intends to operate businesses directly or through companies in which the Company has a majority or other controlling interest and seek approval of the Securities and Exchange Commission for deregistration as an investment company. At the June meeting of the Board of Directors, approval was given to operate with internal management and terminate the investment management agreement with the external manager, CEF Advisers, Inc. It is noteworthy that CEF and its affiliates, whose personnel also comprise the internal management of the Company, own in the aggregate approximately 23% of the Company's outstanding shares. Company management is conducting a business review, development, and acquisition program for operating businesses, which may include privately owned companies and start-ups.

                               Review and Outlook

     Six times in the first six months of the year the Federal Reserve Bank cut the Federal Funds interest rate, lowering it over the period from 6.50% to 3.75%, to revive the slumping economy. During this period, the Lehman Brothers Intermediate Government Bond Index had a return of +3.42%, while the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, and the Nasdaq Composite Index had negative returns of -1.85%, -6.69% and -12.55%, respectively. We are pleased to report that with its balanced approach the Company's total market return for the six months of 2001 was +27.04% on a net asset value return of +0.99%.

     All year long, economists have predicted that lower interest rates would have the desired effect of stimulating the economy. However, many factors have delayed the hoped for recovery, such as disappointing corporate earnings and increased layoffs, as well as the anticipation of more layoffs to come. Further, concerns that inflation might return next year have caused longer maturing bonds to have higher yields than existed before the Federal Reserve started cutting rates in January 2001, dampening business expansion.

     Looking ahead, while the U.S. index of leading economic indicators rose for the third consecutive month in June, suggesting the potential for a rebounding economy, manufacturing inventories, although decreasing, remain high and we feel that these inventories must fall still further to stimulate new manufacturing output. Consequently, we expect that more Federal Reserve rate cuts may be possible in the near future, but we anticipate that they will be fewer and smaller in amount than those in the first half of the year.

                   8% Dividend Distribution Policy Continued

     The Company's managed 8% dividend distribution policy is intended to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Company's net asset value per share. Payments are made primarily from ordinary income and any capital gains, with the balance representing return of capital.

                    Purchase Shares at an Attractive Discount

     Given the Company's recent net asset value of $11.84 per share and a recent closing price on the American Stock Exchange of $10.80 per share, we believe there is currently an important opportunity to purchase shares at an attractive discount from their underlying value. The Company's Dividend Reinvestment Plan is also a very effective way to add to your holding because quarterly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute importantly to growing your investment over time. Please call 1-888-847-4200 and an Investor Service Representative will be happy to assist you.

     We appreciate your support and optimism for the Company's future.

                                   Sincerely,

                /s/ Thomas B. Winmill          /s/ Marion E. Morris
                Thomas B. Winmill              Marion E. Morris
                President                      Senior Vice President
                                               Portfolio Manager

                               BEXIL CORPORATION

         Schedule of Portfolio Investments - June 30, 2001 (Unaudited)

    Par Value                                                                                         Market Value
    ---------                                                                                         ------------
                U.S. Government Obligations (67.99%)
   $  500,000   U.S. Treasury Note, 4.75%, due 2/15/04..........................................        $  502,866
    5,500,000   U.S. Treasury Note, 6.50%, due 2/15/10..........................................         5,910,350
                                                                                                        ----------

                     Total U.S. Government Obligations (cost: $6,142,895).......................         6,413,216
                                                                                                        ----------
                U.S. Government Agencies (.86%)
       80,418   Government National Mortgage Assn., 7.00%, due 5/15/24..........................            81,236
                                                                                                        ----------

                     Total U.S. Government Agencies (cost: $72,980).............................            81,236
                                                                                                        ----------

                Notes (19.89%)
      700,000   American Home Products Corp., 6.70% Notes, due 3/15/11..........................           701,560
      200,000   DuPont EI DeNemours,  6% Notes, due 3/06/03.....................................           203,155
    1,000,000   Target Corp., 5.50% Notes, due 4/01/07..........................................           971,106
                                                                                                        ----------

                     Total Notes  (cost: $1,901,070)............................................         1,875,821
                                                                                                        ----------

       Shares   Common Stocks (10.21%)
       ------
                Investment Advice (4.01%)
        5,100   Alliance Capital Management Holding L.P.........................................           270,606
        3,200   Stilwell Financial, Inc.........................................................           107,392
                                                                                                        ----------
                                                                                                           377,998
                Oil Royalty Traders (1.09%)
        8,100   San Juan Basin Royalty Trust....................................................           102,789
                                                                                                        ----------

                Petroleum Refining (1.48%)
        1,600   Exxon Mobil Corp................................................................           139,760
                                                                                                        ----------

                Real Estate Investment Trusts (2.06%)
        7,900   Mills Corp......................................................................           194,340
                                                                                                        ----------

                 See accompanying notes to financial statements

                               BEXIL CORPORATION

         Schedule of Portfolio Investments - June 30, 2001 (Unaudited)

       Shares                                                                                         Market Value
       ------                                                                                         ------------
                Services-Miscellaneous Business Services (1.57%)
       55,000   Loss Management Services, Inc.*................................................         $  148,500
                                                                                                        ----------
                     Total Common Stocks (cost: $960,355)......................................            963,387
                                                                                                        ----------


    Par Value   Short-Term Investments (1.05%)
    ---------
      $98,573   State Street Bank & Trust Repurchase Agreement, 2.00%,
                6/29/01, due 7/2/01 (collateralized by $80,000 U.S. Treasury Bonds,
                8.75%, due 5/15/20, market value: $107,143, proceeds at maturity:
                $98,589).......................................................................             98,573
                                                                                                        ----------

                     Total Short Term Investments (cost: $98,573)..............................             98,573
                                                                                                        ----------

                           Total Investments (cost: $9,175,873) (100.0%).......................         $9,432,233
                                                                                                        ==========

                *Security is not publicly traded.

                 See accompanying notes to financial statements

                               BEXIL CORPORATION


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (Unaudited)


ASSETS:
   Investments at market value (cost: $9,175,873) (note 1)......   $ 9,432,233
   Interest receivable..........................................       173,914
   Other assets.................................................        27,025
                                                                   -----------
       Total assets.............................................     9,633,172
                                                                   -----------

LIABILITIES:
   Accrued expenses.............................................        22,299
   Accrued management fees......................................         5,547
   Other liabilities............................................           233
                                                                   -----------
       Total liabilities........................................        28,079
                                                                   -----------

NET ASSETS: (applicable to 821,281 shares outstanding:
   250,000,000 shares of $.01 par value authorized).............   $ 9,605,093
                                                                   ===========

NET ASSET VALUE PER SHARE
   ($9,605,093 / shares 821,281 outstanding)....................   $     11.70
                                                                   ===========

At June 30, 2001, net assets consisted of:
   Paid-in capital..............................................   $10,658,627
   Net unrealized appreciation on investments...................       256,360
   Accumulated net realized loss on investments.................    (1,084,489)
   Accumulated deficit in net investment income.................      (225,405)
                                                                   -----------
                                                                   $ 9,605,093
                                                                   ===========


STATEMENT OF OPERATIONS
Six Months Ended June 30, 2001 (Unaudited)


INVESTMENT INCOME:
   Interest.....................................................   $   261,615
   Dividends....................................................        19,996
                                                                   -----------
     Total investment income....................................       281,611
                                                                   -----------

EXPENSES:
   Management (note 3)..........................................        33,816
   Directors....................................................        13,687
   Professional (note 3)........................................        12,945
   Custodian....................................................        11,901
   Registration (note 3)........................................         7,362
   Transfer Agent...............................................         6,236
   Printing.....................................................         5,455
   Other........................................................        15,525
                                                                   -----------
     Total operating expenses...................................       106,927
                                                                   -----------
     Loan interest and fees (note 5)............................         3,134
                                                                   -----------
     Total expenses.............................................       110,061
                                                                   -----------
       Net investment income....................................       171,550
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES:
   Net realized gain on investments.............................        70,342
   Unrealized depreciation of investments during the period.....      (182,681)
                                                                   -----------
     Net realized and unrealized loss on investments............      (112,339)
                                                                   -----------
        Net decrease in net assets resulting from operations....   $    59,211
                                                                   ===========



                See accompanying notes to financial statements.

                               BEXIL CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS
Six Months Ended June 30, 2001 (Unaudited) and Year Ended December 31, 2000

                                                                       Six Months          Year
                                                                         Ended            Ended
                                                                     June 30, 2001     December 31,
                                                                      (Unaudited)          2000
                                                                     -------------     ------------
OPERATIONS:
   Net investment income.......................................        $  171,550      $  474,864
   Net realized gain from security transactions................            70,342          60,534
   Unrealized depreciation of investments during the period....          (182,681)        (28,214)
                                                                       ----------      ----------
      Net change in net assets resulting from operations.......            59,211         507,184


DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders ($0.49 and $0.68
      per share, respectively).................................          (396,955)       (535,398)
   Tax return of capital to shareholders ($0.32 per share).....                --        (250,501)

CAPITAL SHARE TRANSACTIONS:
   Increase in net assets resulting from reinvestment of
      distributions (14,870 and 32,219 shares, respectively)...           153,910         296,271
                                                                       ----------      ----------

         Total change in net assets............................          (183,834)         17,556

NET ASSETS:
   Beginning of period.........................................         9,788,927       9,771,371
                                                                       ----------      ----------
   End of period (including accumulated deficit in net
      investment income of $225,405 as of June 30, 2001).......        $9,605,093      $9,788,927
                                                                       ==========      ==========


                See accompanying notes to financial statements.

                         Notes to Financial Statements
                                  (Unaudited)

(1) Bexil Corporation (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified closed-end management investment company. The Company's shares are listed on the American Stock Exchange. On September 8, 1999, the Board of Director's of the Company approved a change in the fiscal year end to December
31. Previously, the fiscal year end was June 30. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. With respect to security valuation, securities listed or traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such listed securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on the NMS are valued at the mean between the current bid and asked prices. Securities for which quotations from the national securities exchange or the NMS are not readily available or reliable and other assets may be valued based on over-the-counter quotations or at fair value as determined in good faith by or under the direction of the Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 2000, the Company had an unused capital loss carryforward of approximately $1,154,800, of which $361,000 expires in 2003, $202,000 in 2004, $229,800 in 2005, $230,400 in
2007 and $131,600 in 2008. Based on Federal income tax cost of $9,175,873, gross unrealized appreciation and gross unrealized depreciation were $366,051 and $109,691 respectively, at June 30, 2001.

(3) The Company has retained CEF Advisers, Inc. as its Investment Manager pursuant to an Investment Management Agreement. As compensation for the service provided pursuant to such agreement, the Company has paid to the Investment Manager a fee from its assets, such fee to be computed weekly and paid monthly in arrears at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee is calculated by determining net assets on each Friday and applying the applicable rate to such amount for the number of days in the week. Certain officers and directors of the Company are officers and directors of the Investment Manager. The Company reimbursed the Investment Manager $4,768 for providing certain administrative and accounting services at cost for the six months ended June 30, 2001. At a meeting of the Board of Directors of the Company on June 13, 2001, the Board of Directors approved terminating the investment management agreement with the Investment Manager, effective at the end of business on July 31, 2001.Commencing August 1, 2001, the Company's officers (who are substantially identical to those of the former Investment Manager) assumed the management of the Company's affairs, including portfolio management, subject to the oversight and final direction of the Board of Directors. Compensation of Company personnel was set in the aggregate amount of $200,000 per year, which may be changed from time to time at the discretion of the Board of Directors.

(4) Purchases and proceeds of sales of investment securities other than short term investments aggregated $297,332 and $2,969,856, respectively, for the six months ended June 30, 2001.

(5) The Company has a committed bank line of credit. At June 30, 2001, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ended June 30, 2001, the weighted average interest rate was 5.24% based on the balances outstanding from the line of credit during the period and the weighted average amount outstanding was $109,225. The maximum amount of debt outstanding during the period was $536,832.

(6)  Distributions paid to shareholders were as follows:

                                     Six Months Ended        Year Ended
                                       June 30, 2001      December 31, 2000
                                     ----------------     -----------------
     Distributions paid from:
         Ordinary income               $     396,955        $    535,398
         Return of capital                         -             250,501
                                       -------------        ------------
                                       $     396,955        $    785,899
                                       =============        ============

     It is anticipated that a reclassification of ordinary income and return of capital is likely to occur for the year ended December 31, 2001, although the exact amount is not estimated at June 30, 2001.

================================================================================

At the Annual Meeting of Stockholders of the Company held on November 28, 2000, stockholders were asked to elect one director, to ratify the selection of independent auditors for the fiscal period ending December 31, 2000, to change the nature of the Company's business so as to cease to be an investment company, to amend the Company's fundamental investment restriction regarding concentration to provide "The Company may invest more than 25% of the value of its total assets in the securities of issuers in the technology, manufacturing and/or services industries," and to amend Article VIII and Article XII of the Company's Articles of Incorporation to eliminate references to the 1940 Act. All proposals were approved by the stockholders. Stockholders elected Robert D. Anderson as a director of the Company with 591,598 shares voting in favor and 39,113 shares voting to withhold authority. The names of each other director whose term of office continued after the meeting are Frederick A. Parker, Jr., Bassett S. Winmill, Thomas B. Winmill, and Douglas Wu . Regarding ratification of independent auditors, 589,820 shares voted in favor, 32,642 shares voted against, and 8,249 shares abstained. Regarding the change in the nature of the Company's business so as to cease to be an investment company, 408,166 shares voted in favor, 88,838 shares voted against,10,825 shares abstained, and 122,882 shares were unvoted. Regarding the amendment to the Company's fundamental investment restriction regarding concentration, 404,276 shares voted in favor, 83,719 shares voted against, 19,834 shares abstained, and 122,882 shares were unvoted. Regarding the proposal to amend Article VIII of the Company's Articles of Incorporation, 407,876 shares voted in favor, 81,000 shares voted against,18,953 shares abstained, and 122,882 shares were unvoted. Regarding the proposal to amend Article XII of the Company's Articles of Incorporation, 408,289 shares voted in favor, 80,920 shares voted against, 18,620 shares abstained, and 122,882 shares were unvoted.

Accordingly, the Company now intends to operate businesses directly or through companies in which the Company has a majority or other controlling interest and to seek approval of the SEC for deregistration as an investment company. Company management currently is conducting a business review, development, and acquisition program for operating businesses, which may include privately owned companies and start-ups, to be undertaken directly or through companies in which the Company has a majority or other controlling interest.

================================================================================

                             FINANCIAL HIGHLIGHTS

                                                             Six Months         Year       Six Months
                                                                Ended           Ended         Ended
                                                            June 30, 2001    December 31,   December 31,
                                                              (Unaudited)       2000           1999
                                                              -----------     --------       --------
PER SHARE DATA*

Net asset value at beginning of period ...................      $ 12.14        $ 12.62        $ 12.83
                                                                -------        -------        -------
Income from investment operations:
  Net investment income ..................................          .21            .60            .18
  Net realized and unrealized gain (loss) on investments..         (.16)          (.08)           .21
                                                                -------        -------        -------
       Total from investment operations ..................          .05            .52            .39

Less distributions:
  Distributions to shareholders ..........................         (.49)          (.68)          (.18)
  Tax return of capital to shareholders ..................            -           (.32)          (.42)
                                                                -------        -------        -------
       Total distributions ...............................         (.49)         (1.00)          (.60)
                                                                -------        -------        -------
 Net asset value at end of period ........................      $ 11.70        $ 12.14        $ 12.62
                                                                =======        =======        =======

 Per share market value at end of period .................      $ 10.76        $  8.88        $  9.50
                                                                =======        =======        =======
TOTAL RETURN ON NET ASSET VALUE BASIS ....................          .99%          1.57 %         4.60%
                                                                =======        =======        =======
TOTAL RETURN ON MARKET VALUE BASIS (a) ...................        26.98%         (4.00)%        16.98%
                                                                =======        =======        =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ..............      $ 9,605        $ 9,789        $ 9,771
                                                                =======        =======        =======
Ratio of expenses to average net assets (b)(c)(d) ........         2.27%**        2.33 %         3.05%**
                                                                =======        =======        =======
Ratio of net investment income to average net assets .....         3.54%**        4.98 %         2.87%**
                                                                =======        =======        =======
Portfolio turnover rate ..................................           31%           182 %           88%
                                                                =======        =======        =======


                                                                                Years Ended June 30,
                                                               -----------------------------------------------------
                                                                 1999            1998          1997           1996
                                                               --------        ---------    ----------    ----------
PER SHARE DATA*

Net asset value at beginning of period ...................     $  14.45        $   14.74    $    14.74    $    15.20
                                                               --------        ---------    ----------    ----------
Income from investment operations:
  Net investment income ..................................          .07              .25           .70           .64
  Net realized and unrealized gain (loss) on investments..         (.49)             .55           .01          (.46)
                                                               --------        ---------    ----------    ----------
       Total from investment operations ..................         (.42)             .80           .71           .18

Less distributions:
  Distributions to shareholders ..........................         (.07)            (.67)         (.71)         (.64)
  Tax return of capital to shareholders ..................        (1.13)            (.42)            -             -
                                                               --------        ---------    ----------    ----------
       Total distributions ...............................        (1.20)           (1.09)         (.71)         (.64)
                                                               --------        ---------    ----------    ----------
 Net asset value at end of period ........................     $  12.83        $   14.45    $    14.74    $    14.74
                                                               ========        =========    ==========    ==========

 Per share market value at end of period .................     $  12.13        $   13.13    $    12.63
                                                               ========        =========    ==========    ==========
TOTAL RETURN ON NET ASSET VALUE BASIS ....................        (2.64)%           6.43%         5.58%         1.18%
                                                               ========        =========    ==========    ==========
TOTAL RETURN ON MARKET VALUE BASIS (a) ...................         1.26 %          12.87%        (9.57)%
                                                               ========        =========    ==========    ==========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ..............      $ 9,774        $  10,794    $   10,791     $  13,035
                                                               ========        =========    ==========    ==========
Ratio of expenses to average net assets (b)(c)(d) ........         6.33 %           5.77%         2.13%         2.10%
                                                               ========        =========    ==========    ==========
Ratio of net investment income to average net assets .....         0.49 %           1.69%         4.48%         4.25%
                                                               ========        =========    ==========    ==========
Portfolio turnover rate ..................................          112 %            168%          246%          762%
                                                               ========        =========    ==========    ==========

* Per share net investment income and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**   Annualized.
(a) Effective October 4, 1996, the Company converted from an open-end management investment company to a closed-end management investment company. The Company has calculated total return based upon purchases and sales of shares of the Company at current market values and reinvestment of dividends and distributions at prices obtained under the dividend reinvestment plan. The calculation does not reflect brokerage commissions, if any.
(b) The ratio for the six months ended December 31, 1999 and the years ended June 30, 1999 and 1997 after custodian fee credits were 3.05%**, 6.33% and 2.07%, respectively. Prior to July 1, 1996, there was no reduction of custodian fees. There were no custodian fee credits for the six months ended June 30, 2001 and for years ended December 31, 2000 and June 30, 1998.
(c)  Ratio excluding interest expense was 2.21%**, 1.96%, 2.86%**, 5.80%, 4.93%
     and 1.94% for the six months ended June 30, 2001, the year ended December 31, 2000, the six months ended December 31, 1999 and the years ended June 30, 1999, 1998 and 1997, respectively.
(d) Ratio prior to reimbursement was 3.18%**, 7.03% and 5.82% for the six months ended December 31, 1999 and for the years ended June 30, 1999 and 1998, respectively.

                               BEXIL CORPORATION

          DIRECTORS                       OFFICERS

          BASSETT S. WINMILL              THOMAS B. WINMILL, Esq.
          Chairman                        President

          ROBERT D. ANDERSON/1/           MARION E. MORRIS
          Vice Chairman                   Senior Vice President

          FREDERICK A. PARKER, JR./1/     WILLIAM G. VOHRER
                                          Treasurer
          THOMAS B. WINMILL, Esq.

          DOUGLAS WU/1/                   MONICA PELAEZ, Esq.
                                          Vice President, Secretary

          /1/Member, Audit Committee      HEIDI KEATING
                                          Vice President

--------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

The Company has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Company on outstanding shares will, unless elected otherwise by each shareholder by notifying the Company in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Company's net asset value per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations, for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Company.

--------------------------------------------------------------------------------

BEXIL CORPORATION

11 Hanover Square
New York, NY 10005